SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
    Pre-Effective Amendment No.                                             [ ]
    Post-Effective Amendment No. 3                                          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
     Amendment No. 3                                                        [X]


                       EVERGREEN SELECT FIXED INCOME TRUST
                       ___________________________________

               (Exact Name of Registrant as Specified in Charter)

             200 Berkeley Street, Boston, Massachusetts 02116-5034
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)

                       EVERGREEN SELECT FIXED INCOME TRUST

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 3 TO
                         REGISTRATION STATEMENT ON FORM N-1A

    This Post-Effective Amendment No.3 to Registrant's Registration Statement No.333-36019/811-08365 consists of the Registrant consists of the following pages, items of information and documents, together with the exhibits indicated in Part C as being filed herewith:



                                  Facing Sheet

                                 Contents Page

                             Cross-Reference Sheet

                                     PART A

Prospectus for the Institutional shares and Institutional Service shares of Evergreen Select Adjustable Rate Fund contained herein.

Prospectus for the Institutional Shares and Institutional Service Shares of Evergreen Select International Bond Fund contained in Post-Effective Amendment No. 2 to Registration Statement No. 333-36019/811-08365 filed on June 8, 1998 is incorporated by reference herein.

Prospectus for the Institutional Shares and Institutional Service Shares of Evergreen Select Limited Duration Fund, Evergreen Select Fixed Income Fund, Evergreen Select Income Plus Fund, Evergreen Select Intermediate Tax-Exempt Bond Fund, Evergreen Select Core Bond Fund and Evergreen Select Intermediate Bond Fund contained in Pre-Effective Amendment No. 1 to Registration Statement No. 333-36019/811-08365 filed on November 17, 1997 is incorporated by reference herein.

                                     PART B

Statement  of  Additional   Information   for  the   Institutional   shares  and
Institutional Service shares of Evergreen Select Adjustable Rate Fund contained herein.

Statement  of  Additional   Information   for  the   Institutional   Shares  and
Institutional Service Shares of Evergreen Select International Bond Fund contained in Post-Effective Amendment No. 2 to Registration Statement No. 333-36019/811-08365 filed on June 8, 1998 is incorporated by reference herein.

Statement of Additional Information for the Institutional Shares and Institutional Service Shares of Evergreen Select Limited Duration Fund, Evergreen Select Fixed Income Fund, Evergreen Select Income Plus Fund, Evergreen Select Intermediate Tax-Exempt Bond Fund, Evergreen Select Core Bond Fund and Evergreen Select Intermediate Bond Fund contained in Pre-Effective Amendment No. 1 to Registration Statement No. 333-36019/811-08365 filed on November 17, 1997 is incorporated by reference herein.

PART C

                                    Exhibits

                            Number of Security Holders

                                 Idemnification

              Business and Other Connections of Investment Advisors

                             Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                       EVERGREEN SELECT FIXED INCOME TRUST

                              CROSS REFERENCE SHEET
              Cross-reference sheet pursuant to Rules 404 and 495
                        under the Securities Act of 1933


ITEM OF PART A OF FORM N-1A                     LOCATION IN PROSPECTUS


 1.   Cover Page                                Cover Page

 2.   Synopsis and Fee Table                    Cover Page, Expenses

 3.   Condensed Financial Information           Financial Highlights

 4.   General Description of Registrant         Cover Page; Fund Descriptions;

 5.   Management of the Fund                    Fund Descriptions

 6.   Capital Stock and Other Securities        Fund Descriptions; Buying and
                                                Selling Shares

 7.   Purchase of Securities Being Offered      Buying and Selling Shares

 8.   Redemption or Repurchase                  Buying and Selling Shares

 9.   Pending Legal Proceedings                 Not Applicable


                                                LOCATION IN STATEMENT OF
ITEM IN PART B OF FORM N-1A                     ADDITIONAL INFORMATION


 10.  Cover Page                                Cover Page

 11.  Table of Contents                         Table of Contents

 12.  General Information and History           Not Applicable

 13.  Investment Objectives and Policies        Investment Policies

 14.  Management of the Fund                    Investment Advisory and other
                                                Services

 15.  Control Persons and Principal             Principal holders of Fund shares
       Holders of Securities

 16.  Investment Advisory and Other Services    Investment Advisory and Other
                                                  Services

 17.  Brokerage Allocation                      Brokerage Allocation and Other
                                                  Practices

 18.  Capital Stock and Other Securities        Description of Shares; Voting
                                                Rights; Limitation of Trustees'
                                                Liability

 19.  Purchase, Redemption and Pricing of       Purchase, Redemption and Pricing
       of Securities Being Offered               of Fund Shares

 20.  Tax Status                                Additional Tax Information

 21.  Underwriters                              Principal Underwriter

 22.  Calculation of Performance Data           Calculation of Performance Data

 23.  Financial Statements                      Financial Statements

-------------------------------------------------------------------------------
PROSPECTUS                                                         July 1, 1998
-------------------------------------------------------------------------------

                                                             [LOGO OF EVERGREEN
EVERGREEN SELECT FIXED INCOME TRUST                     FUNDS(SM) APPEARS HERE]
-------------------------------------------------------------------------------

EVERGREEN SELECT ADJUSTABLE RATE FUND
(THE "FUND")

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

     This prospectus explains important information about the Institutional Shares and the Institutional Service Shares of the Fund, including how the Fund invests and services available to shareholders. Please read this prospectus before investing, and keep it for future reference.

     When you consider investing in the Fund, remember that the higher the risk of losing money, the higher the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

     By itself, no fund is a complete investment plan. When considering an investment in the Fund, remember to consider your overall investment objectives and any other investments you own. You should also carefully evaluate your ability to handle the risks posed by your investment in the Fund. You can find information on the risks associated with investing in the Fund under the section called "Fund Description."

     To learn more about the Fund, call 1-800-343-2898 for a free copy of the Fund's statement of additional information ("SAI") dated July 1, 1998 as supplemented from time to time. The Fund has filed the SAI with the Securities and Exchange Commission and has incorporated it by reference (legally included it) into this prospectus.

PLEASE REMEMBER THAT SHARES OF THE FUND ARE:

 . NOT DEPOSITS OR OBLIGATIONS OF ANY BANK.

 . NOT ENDORSED OR GUARANTEED BY ANY BANK.

 . NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

 . SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
AMOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

EXPENSES...............................................................   3
FINANCIAL HIGHLIGHTS...................................................   4
FUND DESCRIPTION.......................................................   5
   Investment Objective................................................   5
   Investment Approach.................................................   5
   Securities and Investment Practices
    Used By the Fund...................................................   6
BUYING AND SELLING SHARES..............................................   8
   How to Buy Shares...................................................   8
   Alternative Sales Options...........................................   9
   How to Redeem Shares................................................   9
   Additional Transaction Policies.....................................  10
   Exchanges...........................................................  10
   Dividends...........................................................  11
   Taxes...............................................................  11
   Shareholder Services................................................  11
FUND DETAILS...........................................................  11
   Fund Organization and Service Providers.............................  11
   Other Information and Policies......................................  12
   Fund Performance....................................................  13

-------------------------------------------------------------------------------

                                   EXPENSES

-------------------------------------------------------------------------------

     The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Fund. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of the Fund. THERE ARE NO SHAREHOLDER TRANSACTION EXPENSES.

     Annual operating expenses reflect the normal operating expenses of the Fund, and include costs such as management, distribution and other fees. The table below shows the Fund's annual operating expenses for the fiscal period ended February 28, 1998. The examples show what you would pay if you invested $1,000 over the periods indicated. The examples assume that you reinvest all of your dividends and that the Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. THE FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by the Fund see "Fund Details."

       ANNUAL FUND OPERATING EXPENSES                MANAGEMENT  12B-1   OTHER   TOTAL OPERATING
 (AS APERCENTAGE OF AVERAGE DAILY NET ASSETS)           FEES     FEES   EXPENSES    EXPENSES
---------------------------------------------        ---------- ------- -------- ---------------
       Institutional Shares                             0.30%    None     None        0.30%
       Institutional Service Shares                     0.30%    0.25%    None        0.55%
         EXAMPLE OF FUND EXPENSES                      1 YEAR   3 YEARS 5 YEARS     10 YEARS
         ------------------------                    ---------- ------- -------- ---------------
       Institutional Shares                             $  3     $ 10     $ 17        $ 38
       Institutional Service Shares                     $  6     $ 18     $ 31        $ 69

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

     The following tables contain important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The tables appear in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report thereon are incorporated by reference into the SAI. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

(For a share outstanding throughout each period)

INSTITUTIONAL SHARES

                                       FIVE MONTHS
                           YEAR ENDED     ENDED             YEAR ENDED SEPTEMBER 30,
                          FEBRUARY 28, FEBRUARY 28,  ---------------------------------------------
                              1998       1997(A)      1996       1995     1994     1993     1992
                          ------------ ------------  -------    -------  -------  -------  -------
NET ASSET VALUE
 BEGINNING OF PERIOD....      $9.71        $9.68       $9.65      $9.61    $9.93    $9.88   $10.00
                            -------      -------     -------    -------  -------  -------  -------
Income from investment
 operations
 Net investment income..       0.64         0.28        0.64(b)    0.63     0.63     0.54     0.67
 Net realized and
  unrealized gain (loss)
  on investments........       0.04            0(d)        0       0.01    (0.49)   (0.01)   (0.15)
                            -------      -------     -------    -------  -------  -------  -------
Total from investment
 operations.............       0.68         0.28        0.64       0.64     0.14     0.53     0.52
                            -------      -------     -------    -------  -------  -------  -------
Less distributions from
 Net investment income..      (0.62)       (0.23)      (0.60)     (0.55)   (0.44)   (0.48)   (0.64)
 In excess of net
  investment income.....      (0.02)       (0.02)      (0.01)     (0.05)   (0.02)       0        0
                            -------      -------     -------    -------  -------  -------  -------
Total distributions.....      (0.64)       (0.25)      (0.61)     (0.60)   (0.46)   (0.48)   (0.64)
                            -------      -------     -------    -------  -------  -------  -------
Net asset value end of
 period.................      $9.75        $9.71       $9.68      $9.65    $9.61    $9.93    $9.88
                            =======      =======     =======    =======  =======  =======  =======
TOTAL RETURN............      7.15%        2.97%       6.86%      6.87%    1.43%    5.53%    5.46%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Total expenses.........      0.30%        0.30%(c)    0.30%      0.30%    0.30%    0.30%    0.30%
 Net investment income..      6.63%        6.79%(c)    6.84%      6.61%    5.15%    5.46%    6.83%
Portfolio turnover
 rate...................       107%          44%         85%        56%      63%      81%      88%
NET ASSETS END OF PERIOD
 (THOUSANDS)............    $25,981      $70,264     $65,974    $23,616  $25,200  $60,035  $51,625

INSTITUTIONAL SERVICE SHARES

                                                                         MAY 23, 1994
                                                                       (DATE OF INITIAL
                                       FIVE MONTHS    YEAR ENDED       PUBLIC OFFERING)
                           YEAR ENDED     ENDED     SEPTEMBER 30,          THROUGH
                          FEBRUARY 28, FEBRUARY 28, -----------------   SEPTEMBER 30,
                              1998       1997(A)     1996       1995         1994
                          ------------ ------------ -------    ------  ----------------
NET ASSET VALUE
 BEGINNING OF PERIOD....      $9.72        $9.68      $9.65     $9.61       $9.73
                            -------       ------    -------    ------       -----
Income from investment
 operations
 Net investment income..       0.59         0.28       0.65(b)   0.64        0.17
 Net realized and
  unrealized gain (loss)
  on investments........       0.06            0(d)   (0.03)    (0.02)      (0.13)
                            -------       ------    -------    ------       -----
Total from investment
 operations.............       0.65         0.28       0.62      0.62        0.04
                            -------       ------    -------    ------       -----
Less distributions from
 Net investment income..      (0.59)       (0.22)     (0.58)    (0.53)      (0.16)
 In excess of net
  investment income.....      (0.02)       (0.02)     (0.01)    (0.05)          0
                            -------       ------    -------    ------       -----
Total distributions.....      (0.61)       (0.24)     (0.59)    (0.58)      (0.16)
                            -------       ------    -------    ------       -----
Net asset value end of
 period.................      $9.76        $9.72      $9.68     $9.65       $9.61
                            =======       ======    =======    ======       =====
TOTAL RETURN............      6.89%        2.97%      6.60%     6.60%       0.35%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Total expenses.........      0.55%        0.55%(c)   0.55%     0.55%       0.43%(c)
 Net investment income..      6.15%        6.39%(c)   6.64%     6.70%       5.03%(c)
Portfolio turnover
 rate...................       107%          44%        85%       56%         63%
NET ASSETS END OF PERIOD
 (THOUSANDS)............    $10,320       $3,564    $14,361    $2,871          $1

-------
(a) The Fund changed its fiscal year end from September 30 to February 28.
(b) Per share calculations based on weighted average shares outstanding.
(c) Annualized.
(d) Amount represents less than $0.01 per share.

-------------------------------------------------------------------------------

                               FUND DESCRIPTION

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The Fund seeks a high level of current income consistent with low volatility of principal.

     The Fund's investment objective is nonfundamental. As a result, the Fund may change its objective without a shareholder vote. The Fund has also adopted certain fundamental investment policies which are mainly designed to limit the Fund's exposure to risk. The Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Fund's fundamental investment policies or other related investment policies.

INVESTMENT APPROACH

PRINCIPAL INVESTMENTS

     Under ordinary circumstances, the Fund invests at least 65% of its assets in mortgage securities or other securities collateralized by or representing an interest in a pool of mortgages (collectively, "Mortgage Securities"), which securities have interest rates that reset at periodic intervals and are issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities.

     The Fund does not attempt to maintain a constant price per share. However, the Fund follows a strategy that seeks to minimize changes in its net asset value per share by investing primarily in adjustable rate securities, whose interest rates are periodically reset when market rates change. The average dollar weighted reset period of adjustable rate securities held by the Fund will not exceed one year. The Fund seeks to provide a relatively stable net asset value while providing high current income relative to high-quality, short-term investment alternatives.

INVESTMENT POLICIES

     The Fund's investment adviser believes that, by investing primarily in Mortgage Securities with adjustable rates of interest, the Fund will achieve a less volatile net asset value per share than is characteristic of mutual funds that invest primarily in U.S. government securities that pay a fixed rate of interest.

     Unlike fixed rate mortgages and loans that generally decline in value during periods of rising interest rates, adjustable rate Mortgage Securities ("ARMS") allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages or loans, resulting in both higher current yields and lower price fluctuations in the Fund's net asset value per share. The Fund is also affected by decreases in interest rates through periodic decreases in the coupons of the underlying mortgages or loans resulting in lower income to the Fund. This downward adjustment results in lower price fluctuations in the net asset value per share in a decreasing interest rate environment. As the interest rates on the mortgages or loans underlying the Fund's investments are reset periodically, coupons of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value per share of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed rate mortgages.

     The portion of the Fund that is not invested in ARMS, if any, is intended to increase the Fund's total return from changes in market rates while not materially increasing the volatility of the net asset value per share.

PERMITTED INVESTMENTS

     The Fund invests in Mortgage Securities that are issued or guaranteed by the U.S. government, one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government.

     The Fund invests in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental lenders and guaranteed, to the extent provided in such securities, by the U.S. government, its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities in which the Fund invests include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the U.S. government. FNMA is a federally chartered, privately owned corporation. FHLMC is a corporate instrumentality of the U.S. government. FNMA and FHLMC certificates are not backed by the full faith and credit of the U.S. government and are supported only by the credit of FNMA and FHLMC, which have the right to borrow to meet their obligations from an existing line of credit with the U.S. Treasury. Although their close relationship with the U.S. government is believed to make them high quality securities with minimal credit risks, the U.S. government is not obligated by law to support either FNMA or FHLMC. Historically, however, there have been no defaults in any FNMA or FHLMC issues.

     Certificates for Mortgage Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

     Adjustable rate mortgages are an important form of residential financing. Generally, adjustable rate mortgages are mortgages that have a specified maturity date and amortize in a manner similar to that of a fixed rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that adjustable rate mortgages will behave like fixed rate mortgages in that current levels of prepayments of principal on the underlying mortgages could accelerate. However, one difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgages the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due a holder of an adjustable rate mortgage is calculated by adding a specified additional amount (margin) to the index, subject to limitations or "caps" or "floors" on the maximum and minimum interest rate that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in that interest rate during a given period. It is these special characteristics, unique to the adjustable rate mortgages underlying the ARMS in which the Fund invests, that are believed to make ARMS attractive investments for seeking to accomplish the Fund's objective.

OTHER PERMITTED INVESTMENTS

     The Fund may invest in collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund intends to invest only in CMOs that, in its investment adviser's opinion, are suitable in light of the Fund's investment objective and policies. For further information, see "Additional Investment Information."

     The Fund may also invest up to 35% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in obligations of the U.S. government, its agencies or instrumentalities, such as the Federal Home Loan Banks, FNMA, GNMA, FHLMC or the Federal Farm Credit Banks.

     The Fund may assume a temporary defensive position, for example, upon its investment adviser's determination that market conditions so warrant. The Fund may not be pursuing its investment objective when it assumes a temporary defensive position.

SECURITIES AND INVESTMENT PRACTICES USED BY THE FUND

     You can find more information about the types of securities in which the Fund may invest, the types of investment techniques the Fund may employ in pursuit of its objective and a summary of related risks set forth below. The Fund's SAI contains additional information about these investments and investment techniques.

Debt Securities. The Fund may invest in bonds or other instruments used by corporations or governments to borrow money from investors, including all kinds of convertible securities. When the Fund buys a debt security, it expects to earn a variable or fixed rate of interest and it expects the issuer to repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The main risks of investing in debt securities are:

    . Interest Rate Risk: The risk that a bond's prices will fall when interest rates rise, and vice versa. Debt securities have varying levels of sensitivity to interest rates. Longer-term bonds are generally more sensitive to changes in interest rates than short term bonds.

    . Credit Risk: The chance that the issuer of a bond will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing the Fund's income and/or share price.

     Debt securities have varying degrees of quality. Investment grade bonds are generally rated within the four highest grades as determined by Standard & Poor's Ratings Group ("S & P") (AAA, AA, A or BBB), Moody's Investors Service ("Moody's") (Aaa, Aa, A or Baa), or Fitch IBCA ("Fitch") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated or rated by another system, determined by the Fund's adviser to be of equivalent credit quality to securities so rated.

     The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. Also, if S&P, Moody's or Fitch changes its ratings system, the Fund will try to use comparable ratings as standards according to the Fund's investment objectives and policies.

U.S. Government Securities. The Fund may buy debt securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Others, however, are supported only by the credit of the instrumentality or by the right of the instrumentality to borrow from the U.S. government. While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. Generally, U.S. government securities are subject to the same interest rate and credit risks as other fixed-income securities. However, since U.S. government securities are of the highest credit quality, the credit risk is minimal. THE U.S. GOVERNMENT DOES NOT GUARANTEE THE NET ASSET VALUE OF THE FUND'S SHARES.

Mortgage-Backed Securities. A mortgage-backed security represents an interest in a "pool" of commercial or residential mortgages. Payments of interest and principal made by the individual borrowers on the mortgages that underlie the securities are passed through to the Fund. The Fund may invest in mortgage-backed securities and other complex asset backed securities, including CMOs and stripped mortgage-backed securities.

     Early repayment of the mortgages underlying the securities may expose the Fund to a lower rate of return when it reinvests the principal. The rate of prepayments will affect the price and volatility of the mortgage-backed security and may have the effect of shortening or extending the effective maturity beyond what a fund anticipated at the time of purchase.

     Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Borrowing. The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscribtion rights.

Securities Lending. To generate income and offset expenses, the Fund may lend securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 30% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities.

     Gains or losses in the market value of a lent security will affect the Fund and its shareholders. When the Fund lends its securities, it runs the risk that it could not retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement by the Fund to purchase a security and sell it back for a specified price. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price at delivery date. However, such risk is tempered by the ability of the Fund to sell the security in the open market in case of default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by the Fund to sell a security and repurchase it at a specified time and price. The Fund could lose money if the market value of the securities it sold declines below their repurchase price. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.

Investing in Securities of Other Investment Companies. The Fund may invest in securities in other investment companies. As a shareholder of another investment company, the Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that the Fund currently bears concerning its own operations and may result in some duplication of fees.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Other Investment Restrictions. The Fund has adopted additional investment restrictions and guidelines that are set forth in the SAI.

-------------------------------------------------------------------------------

                           BUYING AND SELLING SHARES

-------------------------------------------------------------------------------

HOW TO BUY SHARES

     Institutional investors may buy shares of the Fund through broker-dealers, banks and certain other financial intermediaries, or directly through the Fund's distributor, Evergreen Distributor, Inc. ("EDI"). Investors may purchase shares at the public offering price, which equals the class's net asset value per share ("NAV"). See "Offering Price and Other Purchase Information" below.

Opening an Account. You may open an account by mailing a signed account application to the Fund c/o Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121. You may get an account application by calling 1-800-343-2898.

     Except as provided below, you can only purchase shares by wiring federal funds to Evergreen Service Company (the "Service Company"). You may obtain wiring instructions by calling 1-800-343-2898. When you call, the Service Company representative will ask you for the following information: name of authorized person; shareholder name; shareholder account number; name of the Fund and share class; amount being wired; and wiring bank name.

Offering Price and Other Purchase Information. When you buy the Fund's shares, you pay its NAV next determined after the Fund receives and accepts your order. To receive that day's offering price, the Fund must receive and accept your order by the close of regular trading (currently 4:00 p.m. Eastern time); otherwise, you will receive the next day's offering price. For more information, see "How the Fund Calculates its NAV."

     You may, at the Fund's discretion, pay for shares of the Fund with securities instead of cash. Additionally, if you want to buy the Fund's shares equal in amount to $5 million or more, the Fund may require you to pay for those shares with securities instead of cash. The Fund will only accept securities that are consistent with its investment objective, policies and restrictions. Also, the Fund will value the securities in the manner described under "How the

Fund Calculates its NAV." Investors who receive the Fund's shares for securities instead of cash may pay such transaction costs as broker's commissions, taxes or governmental fees.

ALTERNATIVE SALES OPTIONS

     The Fund offers two classes of shares.

INSTITUTIONAL SERVICE SHARES

     Institutional Service shares are sold without a sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. The minimum initial investment in Institutional Service shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

     The Fund has adopted the Institutional Service shares Distribution Plan, which provides for payments at an annual rate of up to 0.35% of the average daily net asset value of Institutional Service shares, to pay expenses of the distribution of Institutional Service shares. Payments are currently limited to a rate of 0.25% of the average daily net assets of Institutional Service shares. Amounts paid by the Fund under the Institutional Service shares Distribution Plan are generally used to pay EDI and others' service fees. The Fund may also make payments to EDI, broker-dealers and others for activities that are primarily intended to result in sales of Institutional Service shares, including, but not limited to, mail promotions and advertising, including the use of member name and address lists of affinity groups, professional associations, trade groups, industry associations or other associations (e.g., credit union trade groups), for which use royalty payments may be made. As a result, income distributions paid by the Fund with respect to Institutional Service shares will generally be less than those paid with respect to Institutional shares.

INSTITUTIONAL SHARES

     Institutional shares are sold without a sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. The minimum initial investment in Institutional Shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

HOW TO REDEEM SHARES

     You may redeem shares of the Fund by mail, telephone or other types of telecommunication.

Mail Redemptions. You may redeem shares on each day that the New York Stock Exchange ("NYSE") is open by mailing a written request to the Service Company at the following address:

    Evergreen Service Company
    P.O. Box 2121
    Boston, Massachusetts 02106-2121

     The signatures on the written request must be properly guaranteed, as described below.

How To Redeem By Telephone. You may redeem your shares by calling 1-800-343-2898 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern time) on each business day. You may also redeem shares by sending a facsimile to (617) 210-2708 or by other means of wire communication. You must state the Fund and class from which you want to redeem, the number or dollar amount of shares you want to redeem and your account number. The telephone redemption service is not available to you automatically. You must elect to do so on your account application.

     If you are unable to reach the Fund or the Service Company by telephone, you should redeem by mail.

     The Service Company will wire your redemption proceeds to the commercial bank account designated on the account application. If the Service Company deems it appropriate, it may require additional documentation.

Although at present the Service Company pays the wire costs involved, it reserves the right at any time to require the shareholder to pay such costs.

Redemption Value and Other Redemption Policies. When you sell shares, you receive the NAV computed at the close of the NYSE on the day that the Fund receives your request, if your request is received before 4:00 p.m. Eastern time. If the Fund receives your redemption request after 4:00 p.m. Eastern time, you will receive the next day's NAV. Generally, the Fund pays redemption proceeds within seven days. The Fund may, at any time, change, suspend or terminate any of the redemption methods described in this prospectus, except redemptions by mail. For more information, see "How the Fund Calculates its NAV."

     The Fund may, at its discretion, pay your redemption proceeds with securities instead of cash. However, the Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets during any ninety day period for any one shareholder. See the SAI for further details.

     Except as otherwise noted, neither the Fund, the Service Company nor the Fund's distributor assumes responsibility for the authenticity of any instructions received by any of them from a shareholder by telephone. The Service Company will employ reasonable procedures to confirm that instructions received over the telephone or otherwise are genuine. Neither the Fund, the Service Company nor the Fund's distributor will be liable when following instructions received by telephone or otherwise that the Service Company reasonably believes to be genuine.

     Shareholders may only change information contained in their account registration (such as the bank account designated to receive wire redemption proceeds) by writing to the Service Company. Signatures on such written instructions must be guaranteed.

ADDITIONAL TRANSACTION POLICIES

How the Fund Calculates its NAV. The Fund's NAV equals the value of its share without sales charges. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The Fund computes its NAV as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the NYSE is open.

     The Fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. In addition, securities for which quotations are not readily available, including fixed-income securities, are valued by a method that the Board of Trustees believes accurately reflects fair value.

Signature Guarantee. For your protection, signatures on stock powers, and written orders or authorizations must have a signature guarantee. A signature guarantee can be provided by a U.S. stock exchange member, a bank, or other persons eligible to guarantee signatures under the Securities Exchange Act of 1934 and the Service Company's policies. The Service Company may waive this requirement or may require additional documentation in certain cases.

EXCHANGES

     You may exchange shares of the Fund for shares of the same class of any other Evergreen Select Fund. You may exchange your shares through your broker-dealer, by mail or by telephone. All exchange orders must comply with the applicable requirements for purchases and redemptions and must include your account number, the number or value of shares to be exchanged, the class of shares, and the funds to and from which you wish to exchange.

     Signatures on exchange orders must be guaranteed, as described above.

     The Fund reserves the right to change or revoke the exchange privilege of any shareholder or to limit or revoke any exchange. Currently, you may not make more than five exchanges in a year or three exchanges in a calendar quarter.

     Please read the prospectus of the fund that you want to exchange into before requesting your exchange.

     For federal income tax purposes, an exchange is treated as a sale for taxable investors.

DIVIDENDS

     As a shareholder, you are entitled to your share of earnings on the Fund's investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from the dividends that the Fund earns from its stocks plus any interest it receives from its bonds. The Fund realizes a capital gain whenever it sells a security for a higher price than its tax basis.

Dividend Schedule. The Fund declares dividends from its net investment income daily and pays such dividends monthly. The Fund pays shareholders its net capital gains at least once a year.

Payment Options. Unless you select another option on your account application, your dividends and capital gains will be reinvested in additional shares of the same class of the Fund.

     You may elect to receive some or all of your dividends and capital gains in cash. Should you select this option, a check will be mailed to you or your agent or trustee no later than seven days after the payment date.

TAXES

     The Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies as a RIC and distributes substantially all of its net investment income and capital gains, it will not pay federal income taxes on the earnings it distributes to shareholders.

     Distributions to shareholders, whether taken in cash or reinvested in shares, are generally considered taxable for federal income tax purposes as follows:

    . Income distributions and net short-term capital gains are taxable as ordinary income.

    . Long-term capital gains distributions are taxable as capital gains, regardless of how long you have held your shares.

     After each calendar year, the Service Company will mail you a statement indicating which of that year's distributions you should treat as ordinary income and which you should treat as capital gains. Distributions of income or capital gains may also be subject to state and local taxes. You should always consult your tax adviser for specific guidance as to the tax consequences of your investment in the Fund.

SHAREHOLDER SERVICES

     Details on all shareholder services may be obtained from the Service Company by calling toll free 1-800-343-2898 or by writing to the Service Company.

Subaccount. Special processing has been arranged with the Service Company for banks and other institutions that wish to open multiple accounts (a master account and subaccounts). An investor wishing to avail himself or herself of the Service Company's subaccounting facilities will be required to enter into a separate agreement, with the charges to be determined on the basis of the level of services to be rendered. Subaccounts may be opened with the initial investment or at a later date and may be established by an investor with registration either by name or by number.

-------------------------------------------------------------------------------

                                 FUND DETAILS

-------------------------------------------------------------------------------

FUND ORGANIZATION AND SERVICE PROVIDERS

Fund Structure. The Fund is an investment pool, which invests shareholders' money towards a specified goal. The Fund is a diversified series of an open-end, investment management company, called "Evergreen Select Fixed Income Trust" (the "Trust"). The Trust is a Delaware business trust organized on September 18, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, its performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders have equal voting, liquidation and other rights. Each share is entitled to one vote for each dollar of net asset value applicable to such share. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, your shares will be fully paid and nonassessable. Shares of the Fund are redeemable, transferable and freely assignable as collateral. The Trust may establish additional classes or series of shares.

     The Fund does not hold annual shareholder meetings; the Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect Trustees.

Adviser. The investment adviser to the Fund is Keystone Investment Management Company ("Keystone"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"). First Union is located at 301 South College Street, and FUNB at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S.

     The Fund pays Keystone a fee for its services at an annual rate of 0.30% of the Fund's average daily net assets.

Portfolio Managers. The portfolio managers of the Fund are Christopher P. Conkey and Gary E. Pzegeo.

     Christopher Conkey. Mr. Conkey has been the Fund's portfolio manager since 1991. He is a Keystone Senior Vice President and Chief Investment Officer for Fixed Income. He is also Group Leader for the high grade fixed income area. Mr. Conkey joined Keystone as a fixed income portfolio manager in 1988.

     Gary Pzegeo. Mr. Pzegeo has been a Keystone Vice President and Portfolio Manager since 1997 and has been co-portfolio manager of the Fund since April 1997. Mr. Pzegeo has been an investment professional at Keystone since 1990.

Distributor. Evergreen Distributor, Inc. ("EDI") is the Fund's distributor. EDI is located at 125 West 55th Street, New York, New York 10019 and is a subsidiary of The BISYS Group, Inc. EDI markets the Fund and distributes its shares through broker-dealers, financial planners and other financial representatives. EDI is not affiliated with First Union.

Transfer Agent. Evergreen Service Company (the "Service Company") is the Fund's transfer agent. The Service Company is a subsidiary of First Union and is located at 200 Berkeley Street, Boston, MA 02116-5034. The Service Company handles shareholder services, including record keeping and account statements, distribution of dividends and capital gains and processing of transactions.

OTHER INFORMATION AND POLICIES

Banking Laws. The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company or its affiliates (a "Bank") from sponsoring, organizing, controlling, or distributing the shares of a registered open-end investment company such as the Fund. However, a Bank may act as investment adviser, transfer agent or custodian to a registered open-end investment company. A Bank may also purchase shares of such company and pay third parties for performing these functions.

Securities Transactions. Under policies established by the Trust's Board of Trustees, the Fund's investment adviser selects broker-dealers to execute portfolio transactions subject to the receipt of best execution. In so doing, the Fund's investment adviser may select broker-dealers who are affiliated with the adviser. Moreover, the Fund may pay higher commissions to broker-dealers that provide research services, which the adviser may use in advising the Fund or its other clients.

Portfolio Turnover. The Fund's annual portfolio turnover rate for the fiscal period ended February 28, 1998 is 107%.

Code of Ethics. The Fund and its investment adviser have adopted a code of ethics incorporating policies on personal securities trading. In general, these codes of ethics require that certain personnel of the Fund and its investment adviser (1) abstain from engaging in certain personal trading practices and
(2) report certain personal trading activities.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

FUND PERFORMANCE

Total Return. Total return is the change in value of an investment in the Fund over a given period, assuming that dividends and capital gains are reinvested and that recurring charges are deducted. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Yield. Yield is the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

General. The Fund may include comparative performance information in advertising or in marketing the Fund's shares. Such information could include data from Lipper Analytical Services, Inc., Morningstar, Inc., CDA Weisenberger and Value Line, other industry publications or various indexes, such as the Lehman Brothers Aggregate Bond Index.

INVESTMENT ADVISER
Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034

CUSTODIAN
State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

TRANSFER AGENT
Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts,
02116-5034

LEGAL COUNSEL
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

DISTRIBUTOR
Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019

63152                                                                     541908

                 EVERGREEN SELECT FIXED INCOME TRUST
                          200 Berkeley Street
                      Boston, Massachusetts 02116
                            (800) 633-2700


                 STATEMENT OF ADDITIONAL INFORMATION

                            July 1, 1998



                 Evergreen Select Adjustable Rate Fund
                             (The "Fund")

 The Fund is a series of an open-end management investment company known as "Evergreen Select Fixed Income Trust" (the "Trust").


         The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares, both of which are offered through the same prospectus. This statement of additional information ("SAI") provides additional information about both classes of shares of the Fund. It is not a prospectus and you should read it in conjunction with the Fund's prospectus dated July 1, 1998, as supplemented from time to time. You may obtain a copy of the prospectus from Evergreen Distributor, Inc.


24322
                                                         1

                                                 TABLE OF CONTENTS


INVESTMENT POLICIES...............................................................................................3
         Fundamental Investment Policies..........................................................................3
         Additional Information on Securities and Investment Practices............................................5
MANAGEMENT OF THE TRUST..........................................................................................10
PRINCIPAL HOLDERS OF FUND SHARES.................................................................................12
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................14
         Investment Adviser......................................................................................14
         Distributor.............................................................................................15
         Additional Service Providers............................................................................16
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................16
         Selection of Brokers....................................................................................16
         Brokerage Commissions...................................................................................17
         General Brokerage Policies..............................................................................17
TRUST ORGANIZATION...............................................................................................17
         Form of Organization....................................................................................17
         Description of Shares...................................................................................17
         Voting Rights...........................................................................................18
         Limitation of Trustees' Liability.......................................................................18
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES..................................................................18
         Exchanges...............................................................................................18
         How and When the Fund Calculates its Net Asset Value Per Share ("NAV")..................................18
         How the Fund Values the Securities it Owns..............................................................19
         Shareholder Services....................................................................................19
PRINCIPAL UNDERWRITER............................................................................................19
ADDITIONAL TAX INFORMATION.......................................................................................20
         Requirements for Qualification as a Regulated Investment Company........................................20
         Taxes on the Sale or Exchange of Fund Shares............................................................21
         Taxes on Distributions..................................................................................21
         Other Tax Considerations................................................................................22
CALCULATION OF PERFORMANCE DATA..................................................................................22
ADDITIONAL INFORMATION...........................................................................................23
FINANCIAL STATEMENTS.............................................................................................23
APPENDIX........................................................................................................A-1



24322
                                                         2

                                  INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         2.  Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund may not invest more than 25% of its total assets, taken at market value , in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.

         4.  Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy: The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary

24322
                                                         3
measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3 % of its total assets (including the amount borrowed). The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law

         5.  Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.






24304
                                                         4

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

         The investment objective of the Fund and a description of the securities in which the Fund may invest is set forth in the Fund's prospectus. The following expands upon the discussion in the prospectus regarding certain investments of the Fund.

Master Demand Notes

         Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund's Adviser 9as defined below) considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in this SAI (which limits such investments to commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch Investors Service, L.P.).

Investment Company Securities

         Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, polices and limitations as the Fund.


24304
                                                         5

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the Fund's Adviser to be creditworthy. A repurchase agreement is an agreement by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

         The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

24304
                                                         6

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determine the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve the purchase of debt obligations with delivery and payment normally taking place within a month or more after the date of commitment to purchase. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment.

         Segregated accounts will be established and the Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

         The Fund uses when-issued, delayed-delivery and forward commitment transactions to secure what it considers to be an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward commitment transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. If the buyer or seller fails to complete the sale, then the Fund may miss the opportunity to obtain the security at a favorable price or yield.

         Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.




24304
                                                         7

U.S. Government Obligations

     The  types of U.S.  government  obligations  in which  the Fund may  invest
generally   include   obligations   that  the  U.S.   government   agencies   or
instrumentalities issued or guaranteed.

         These securities are backed by:

     (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (2)  the  credit  of  the  agency  or   instrumentality   issuing   the
obligations. Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

                 (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;
                 (ii)    Farmers Home Administration;
                 (iii)   Federal Home Loan Banks;
                 (iv)    Federal Home Loan Mortgage Corporation;
                 (v)     Federal National Mortgage Association;
                 (vi)    Government National Mortgage Association; and
                 (vii)   Student Loan Marketing Association

GNMA  Securities

         The Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation, which guarantees the timely payment of principal and interest, but not premiums paid to purchase these instruments. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.





24304
                                                         8

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the Adviser considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

24304
                                                         9

                       MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts, 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.


Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- --------------------------------------------------------------
Laurence B. Ashkin               Trustee                   Real estate developer and construction consultant;
(DOB: 2/2/28)                                              and President of Centrum Equities and Centrum
                                                           Properties, Inc.

Charles A. Austin III            Trustee                   Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                            former Director, Executive Vice President and
                                                           Treasurer, State Street Research & Management
                                                           Company (investment advice); Director, The
                                                           Andover Companies (Insurance); and Trustee,
                                                           Arthritis Foundation of New England

K. Dun Gifford                    Trustee                  Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                            Cambridge College; Chairman Emeritus and Director, American
                                                           Institute of Food and Wine; Chairman and President, Oldways
                                                           Preservation and Exchange Trust (education); former Chairman of the Board, Director, and Executive Vice President, The
                                                           London Harness Company; former Managing Partner, Roscommon
                                                           Capital Corp.; former Chief Executive Officer, Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher &
                                                           Associates (environmental consulting); and former Director,
                                                           Keystone Investments, Inc.

James S. Howell                  Chairman of the           Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                   Board of Trustees         the Carolinas; and former Vice President of Lance
                                                           Inc. (food manufacturing).

Leroy Keith, Jr.                 Trustee                   Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                             Products Company; Director of Phoenix Total Return Fund and
                                                           Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix
                                                           Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                           and former President, Morehouse College.

Gerald M. McDonnell              Trustee                   Sales Representative with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                             (steel producer).

Thomas L. McVerry                Trustee                   Former Vice President and Director of Rexham
(DOB: 8/2/39)                                              Corporation; and former Director of Carolina
                                                           Cooperative Federal Credit Union.


24304
                                                        10




Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- --------------------------------------------------------------
William Walt Pettit              Trustee                   Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson              Trustee                   Vice Chair and former Executive Vice President,
(DOB: 9/14/41)                                             DHR International, Inc. (executive recruitment);
                                                           former Senior Vice President, Boyden International
                                                           Inc. (executive recruitment); and Director,
                                                           Commerce and Industry Association of New
                                                           Jersey, 411 International, Inc., and J&M Cumming
                                    Paper Co.
Russell A. Salton, III MD        Trustee                   Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                              Services; former Managed Health Care Consultant;
                                                           and former President, Primary Physician Care.
Michael S. Scofield              Trustee                   Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)

Richard J. Shima                  Trustee                  Former Chairman, Environmental Warranty, Inc. (insurance
(DOB: 8/11/39)                                             agency); Executive Consultant, Drake Beam Morin, Inc.
                                                           (executive outplacement); Director of Connecticut Natural Gas
                                                           Corporation, Hartford Hospital, Old State House Association,
                                                           Middlesex Mutual Assurance Company, and Enhance Financial
                                                           Services, Inc.; Chairman, Board of Trustees, Hartford
                                                           Graduate Center; Trustee, Greater Hartford YMCA; former
                                                           Director, Vice Chairman and Chief Investment Officer, The
                                                           Travelers Corporation; former Trustee, Kingswood- Oxford
                                                           School; and former Managing Director and Consultant, Russell
                                                           Miller, Inc.

William J. Tomko*                President and             Senior Vice President and Operations Executive,
(DOB: 8/30/58)                   Treasurer                 BISYS Fund Services.

Nimish S. Bhatt*                 Vice President and        Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                    Assistant Treasurer       Vice President, Evergreen Asset Management Corp./First Union
                                                           National Bank; former Senior Tax Consulting/Acting Manager,
                                                           Investment Companies Group, Price Waterhouse LLP, New York.
                                                           Bryan Haft* Vice President Team Leader, Fund Administration,
                                                           BISYS Fund (DOB: 1/23/65) Services. D'Ray Moore* Secretary
                                                           Vice President, Client Services, BISYS Fund (DOB: 3/30/59)
                                                           Services.

*Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8001

         Listed below is the estimated Trustee compensation for the fiscal year ended February 28, 1998.


                               COMPENSATION TABLE

                                                   Pension Or
                                                   Retirement
                             Aggregate             Benefits                                        Total Compensation
                             Compensation          Accrued As Part        Estimated Annual         From Registrant And
                             From                  Of Fund                Benefits Upon            Fund Complex Paid To
Name Of Person               Registrant            Expenses               Retirement               Directors

Laurence B. Ashkin           $770.75               $0                     $0                       $70,838.040
Charles A. Austin            $770.75               $0                     $0                       $44,134.96
K. Dun Gifford               $739.27               $0                     $0                       $56,386.06
James S. Howell              $1,074.71             $0                     $0                       $110,819.46
Leroy Keith Jr.              $739.27               $0                     $0                       $40,427.31
Gerald M. McDonnell          $770.75               $0                     $0                       $96,987.58
Thomas L. McVerry            $909.25               $0                     $0                       $98,502.35
William Walt Pettit          $739.27               $0                     $0                       $94,266.18
David M. Richardson          $739.27               $0                     $0                       $43,719.44
Russell A. Salton, III       $796.07               $0                     $0                       $97,526.26
Michael S. Scofield          $821.39               $0                     $0                       $100,289.50
Richard J. Shima             $739.27               $0                     $0                       $64,560.08


                                         PRINCIPAL HOLDERS OF FUND SHARES

         As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares as of May 31, 1998


Evergreen Select Adjustable Rate Fund
Institutional Class
Ampex Retirement Master Trust                       71.888%
P.O. Box 1992
Boston, MA 02105-1992

First Union National Bank/EB/INT                    18.172%
Reinvest Account
ATTN Trust Operations Fund Group
401 S. Tryon St. 3rd FL CMG 1151
Charlotte, NC 28202-1911

Buffalo Color Corp                                  8.912%
Master Trust
P.O. Box 1992
Boston, MA 02105-1992

Evergreen Select Adjustable Rate Fund
Institutional Service Class

Wexford Clearing Serv. Corp.                        21.887%
FBO Carl F. McLarand
695 Town Center Dr. STE 300
Costa Mesa, CA 92626-1924

William H. Morgan Jr.                               12.028%
906 Weightman
Greenwood, MS 38930-2438

Skyline Telephone Membership Corp                   11.302%
ATTN Hobart G.Davis
P.O. Box 759

Jefferson, NC 28640-2438
Wexford Clearing Serv. Corp.                        9.905%
FBO McLarand Vasquez Partners
695 Town Center Dr. STE 300
Costa Mesa, CA 92626-1924

Star Telephone Membership Corp.                     9.200%
Milton R. Tew, Exec
P.O. Box 348
3900 N US 421 Hwy
Clinton, NC 28329-0348

Wexford Clearing Serv. Corp.                        7.762%
Neil T. Watanabe & Betty Watanabe JT
TEN
30231 Cheret Pl.
Rncho Pls Vrd, CA 92275-5727

M&M Farms                                           5.855%
906 Weightman
Greenwood, MS 38930-2438

Wexford Clearing Services Corp                      5.773%
Karen Hosking Morrison TTEE
The KarenHosking Morrison TR
UA DTD 08/19/93
16472 Grimaud Ln.
Huntington BH, CA 92649-1827


                      INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         Keystone Investment Management Company ("Keystone") is the investment adviser (the "Adviser") to the Fund. Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116- 5034, is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), a bank holding company. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. First Union is located at 301 South College Street, and FUNB at 201 South College Street, Charlotte North Carolina 28288-0630.

         Pursuant to the advisory agreement (the "Advisory Agreement") between the Trust and the Adviser, and subject to the supervision of the Trust's Board of Trustees, the Adviser furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays all charges and expenses, other than those specifically referred to as being borne by the Adviser, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and independent auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies;
(9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission ("SEC") or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Trust on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

         The Fund pays the Adviser and annual fee for its services equal to 0.30% of the Fund's assets.

         For each of the Fund's fiscal periods, the table below lists the total dollar amounts paid by the Fund to Keystone for investment advisory services rendered.

                                                   Percentage of Fund's Average
                      Fee Paid to Keystone under   Net Assets Represented by
                      the Advisory Agreement       Keystone's Fee
                      ---------------------------- ---------------------------
Fiscal Period Ended
February 28, 1998     $137,489                     0.30%
Fiscal Period Ended
February 28, 1997     $101,412                     0.30%
Fiscal Year Ended
September 30, 1996    $121,105                     0.30%

         Under the Advisory Agreement, any liability of the Adviser in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees (Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Fund's Distribution Plan or any agreement related thereto) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

DISTRIBUTOR

         Evergreen Distributor, Inc. (the "Distributor") markets the Fund through broker-dealers and other financial representatives. Its address is 125 55th Street, New York, NY 10019.

DISTRIBUTION PLAN

         Rule 12b-1 under the 1940 Act permits investment mutual funds to use their assets to pay for distributing their shares. However, to take advantage of Rule 12b-1, the 1940 Act requires that mutual funds comply with various conditions, including adopting a distribution plan. The Fund has adopted a distribution plan for its Institutional Service Shares (the "Plan") that permits the Fund to deduct up to 0.35% of the Institutional Service class' average net assets to pay for shareholder services. Payments are currently limited to a rate of 0.25% of the average daily net assets of Institutional Service shares. The Board of Trustees, including a majority of the Independent Trustees has approved the Plan.

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that a mutual fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the distribution plan, plus interest at the prime rate plus 1.00% on such amounts remaining unpaid from time to time.

         The Independent Trustees or a majority of the outstanding voting shares of the Fund's Institutional Service Class may terminate the Plan.

         The Fund cannot change the Plan in a way that materially increases the distribution expenses of the Institutional Service Class without obtaining shareholder approval. Otherwise, the Trustees may amend the Plan.

         Management must report the amounts and purposes of expenditures under the Plan to the Independent Trustees quarterly.

         While the Plan is in effect,  the Fund will be  required  to commit the
selection  and  nomination  of  candidates  for  Independent   Trustees  to  the
discretion of the Independent Trustees.

         The Independent Trustees of the Trust have determined that the Fund will benefit from the Plan.

         During the fiscal periods ended February 28, 1998, February 28, 1997 and the year ended September 30, 1996, the Fund paid $17,676, $9,161 and $23,210, respectively, under the Plan.

ADDITIONAL SERVICE PROVIDERS

Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union Corporation, is the Fund's transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Independent Auditors

         KPMG Peat Marwick LLP audits the Fund's financial statements. The auditor's address is 99 High Street, Boston, Massachusetts 02110.

Custodian

         State Street Bank and Trust Company is the Fund's custodian. The bank keeps custody of the Fund's securities and cash and performs other related duties. The custodian's address is Box 9021, Boston, Massachusetts 02205-9827.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Fund. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036


                 BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, the Adviser seeks the best execution of orders at the most favorable prices. The Adviser determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things, the broker's ability to execute large or potentially difficult transactions, and the financial strength and stability of the broker.

BROKERAGE COMMISSIONS

         The Fund expects to buy and sell itsr fixed-income securities through principal transactions, that is, directly from the issuer or from an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. Usually, when the Fund buys a security from an underwriter, the purchase price will include underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund paid no brokerage commissions for the fiscal periods ended February 28, 1998, February 27, 1997 and September 30, 1996.

GENERAL BROKERAGE POLICIES

         The Adviser makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that the Adviser will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, the Adviser will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions. In order to take advantage of the availability of lower purchase prices, the Fund may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

         The Board of Trustees periodically reviews the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

                            TRUST ORGANIZATION

FORM OF ORGANIZATION

         The Trust was formed as a Delaware business trust on September 18, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of a Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of a Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.


              PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

EXCHANGES

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen "Select" fund, as described under Exchanges in the Fund's prospectus. Before you make an exchange, you should read the prospectus of the "Select" fund into which you wish to exchange. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW AND WHEN THE FUND CALCULATES ITS NET ASSET VALUE PER SHARE
("NAV")

         The Fund computes its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on days on which there have been no purchases or sales of its shares. Also, the Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Each class of shares of the Fund calculates its NAV per share by adding up its investments and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.

HOW THE FUND VALUES THE SECURITIES IT OWNS

         Current values for the Fund's portfolio securities are determined in the following manner:

         (1) securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred;

         (2) securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at such quotations;

         (4) short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (6) securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the Fund's prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Fund will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. Therefore, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


                            PRINCIPAL UNDERWRITER

         The Distributor, a subsidiary of The BISYS Group, Inc., is the principal underwriter for the Trust and each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of the Fund.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares.

The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the respective Fund and Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

The Trust has agreed under the Underwriting Agreement to pay all expenses in connection with the registration of its shares with the SEC and auditing.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the Fund's shares. The Distributor and the Fund have both agreed to indemnify and hold each other harmless and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                                ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund has qualified and intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months (this requirement is repealed for Fund fiscal years beginning after August 5, 1997); and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

         Upon a sale or exchange of Fund shares, a shareholder may realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Also, a shareholder must treat as long-term capital gains or losses any capital gains or losses on Fund shares held for more than one year. Capital gain on assets held for more than eighteen months is generally subject to a maximum federal income tax rate of 20% for an individual. The maximum capital gains tax rate for capital assets held by an individual for more than twelve months but not more than eighteen months is generally 28%. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a sixty-one-day period beginning thirty days before and ending thirty days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt-interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net investment income plus net realized short-term capital gains, if any). Since none of the Fund's income will consist of corporate dividends, no distributions will qualify for the 70% corporate dividends received deduction.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital losses to shareholders. For federal tax purposes, shareholders must include such distributions when calculating their long-term capital gains. The Fund will inform its shareholders of the portion if any of a long-term capital gain distribution which is subject to tax at the maximum 28% rate and the portion if any of long-term capital gain distribution which is subject to tax at the maximum 20% rate. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

OTHER TAX CONSIDERATIONS

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                     CALCULATION OF PERFORMANCE DATA

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one-, five- and ten-year periods, or the time periods for which such class of shares has been outstanding, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The annual total returns of the Fund as of February 28, 1998 are as follows:

                                    One Year        Five Years       Ten Years or Since        Inception Date
Class                                                                Inception
----------------------------------- --------------  ---------------  ------------------------- ----------------------------

Institutional Shares                7.15%           5.69%            5.63%                     October 1, 1991
Institutional Service Shares        6.89%           --               6.22%                     May 23, 1994


Current yield quotations as they may appear, from time to time, in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The current yields for Institutional Service and Institutional shares for the 30-day period ended February 28, 1998 were 6.65% and 6.90%, respectively.

         Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.


                                ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

               The financial statements and the independent auditors' report thereon are hereby incorporated by reference to the Fund's Annual Report, a copy of which may be obtained without charge from ESC by calling toll-free
1-800-633-2700 or by writing to ESC at P.O. Box 2121, Boston, Massachusetts 02106-2121.

                                    APPENDIX A

                             DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group ("S&P").

         An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or due to other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1.  Likelihood of  default-capacity  and  willingness of the obligor to
         make  timely   payment  of  interest  and  repayment  of  principal  in
         accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances it differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. ("Moody's").

         A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this Class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated Class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA - highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A - average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of credit within those rating categories.

Fitch IBCA: AAA - highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA - very high credit quality, with very strong ability to pay interest and repay principal; A - high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

                       EVERGREEN SELECT FIXED INCOME TRUST

                                     PART C

                                OTHER INFORMATION


Item 24.       Financial Statements and Exhibits

Item 24(a).    Financial Statements

     The financial statements listed below are included in Part A of this Amendment to the Registration Statement.

Evergreen Select Adjustable Rate Fund Financial Highlight for:

  Institutional Shares             For the fiscal year ended February 28, 1998,
                                   for the five-month period ended February 28, 1997 and for each of the fiscal years ending
                                   September 30, 1996, 1995, 1994, 1993 and 1992

  Institutional Service Shares     For the fiscal year ended February 28, 1998,
                                   for the five-month period ended February 28, 1997,for each of the fiscal years ending
                                   September 30, 1996 and 1995, and for the period May 23, 1994 (Date of Initial Public
                                   Offering) through September 30, 1994

     The financial statements listed below are incorporated by reference in Part B of this Amendment to the Registration Statement.

Evergreen Select Adjustable Rate Fund

  Financial Highlights             For the same periods included in Part A

  Schedule of Investments          As of February 28, 1998

  Statement of Assets and
    Liabilities                    As of February 28, 1998

  Statement of Operations          For the fiscal year ended February 28, 1998

  Statements of Changes in         For the fiscal year ended February 28, 1998,
    Net Assets                     for the five-month period ended February 28,
                                   1997 and for the fiscal year ended
                                   September 30, 1996

  Combined Notes to Financial
    Statements                     As of February 28, 1998

  Independent Auditors' Report

Item 24(b).    Exhibits

Exhibit
Number    Description                                            Location
-------   -----------                                            -----------
1         Declaration of Trust                                   Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on November 17, 1997

2         By-laws                                                Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment
                                                                 No. 1 filed on November 17, 1997

3         Not applicable

4         Provisions of instruments defining the rights          Included as part of Exhibits 1 and 2
          of holders of the securities being registered          of Registrant's Pre-Effective Amendment
          are contained in the Declaration of Trust              No. 1 Filed on November 17, 1997
          Articles II, V, VI, VIII, IX and By-laws
          Articles II and VI

5(a)      Investment Advisory Agreement between
          the Registrant and First Union National Bank

5(b)      Investment Advisory Agreement between the
          Registrant and Keystone Investment Management
          Company


5(c)      Form of Investment Advisory Agreement between First    Incorporated by reference to
          Union National Bank and AnalyticoTSA                   Registrant's Post-Effective Amendment
          International Inc.                                     No. 2 filed on June 8, 1998

6         Principal Underwriting Agreement between the
          Registrant and Evergreen Distributor, Inc.

7         Form of Deferred Compensation Plan                     Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment
                                                                 No. 1 filed on November 17, 1997

8 Custodian Agreement between the Registrant and State Street Bank and Trust Company

9(a)      Administration Agreement between Evergreen
          Investment Services, Inc. and the Registrant

9(b)      Transfer Agent Agreement between the
          Registrant and Evergreen Service Company

10        Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to
                                                                 Registrant's Post-Effective
                                                                 Amendment No. 1 filed on
                                                                 December 12, 1997

11        Consent of KPMG Peat Marwick LLP

12        Not applicable

13        Not applicable

14        Not applicable

15        12b-1 Distribution Plan for the
          Institutional Service Shares

16(a)     Calculation of yield - Evergreen Select
          Adjustable Rate Fund/Institutional Shares

16(b)     Calculation of performance - Evergreen Select
          Adjustable Rate Fund/Institutional Shares

16(c)     Calculation of yield - Evergreen Select
          Adjustable Rate Fund/Institutional Service Shares

16(d)     Calculation of performance - Evergreen Select
          Adjustable Rate Fund/Institutional Service Shares

17(a)     Financial Data Schedules - Evergreen Select
          Adjustable Rate Fund/Institutional Shares

17(b)     Financial Data Schedule - Evergreen Select
          Adjustable Rate Fund/Institutional Service
          Shares

18        Multiple Class Plan                                    Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on November 17, 1997

19        Powers of Attorney                                     Incorporated by reference to
                                                                 Registrant's Post-Effective
                                                                 Amendment No. 2 filed on
                                                                 June 8, 1998

Item 25.       Persons Controlled by or Under Common Control with Registrant.

     None

Item 26.       Number of Holders of Securities (as of May 31, 1998)


     Evergreen Select Limited Duration Fund
          Institutional Shares                    2
          Institutional Service Shares            0
     Evergreen Select Fixed Income Fund
          Institutional Shares                    2
          Institutional Service Shares            63
     Evergreen Select Income Plus Fund
          Institutional Shares                    2
          Institutional Service Shares            60
     Evergreen Select Intermediate Tax
       Exempt Bond Fund
          Institutional Shares                    2
          Institutional Service Shares            37
     Evergreen Select Core Bond Fund
          Institutional Shares                    2
          Institutional Service Shares            2
          Charitable Shares                       2
     Evergreen Select Total Return Bond Fund
          Institutional Shares                    2
          Institutional Service Shares            0
     Evergreen Select Adjustable Rate Fund
          Institutional Shares                    4
          Institutional Service Shares            54
     Evergreen Select International Bond Fund
          Institutional Shares                    0
          Institutional Service Shares            0

Item 27.       Indemnification.

     Provisions for the indemnification of the Registrant's Trustees and officers are contained the Registrant's Declaration of Trust, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 17, 1997.

     Provisions for the indemnification of the Registrant's Investment Advisors are contained in their respective Investment Advisory and Management Agreements, contained herein.

     Provisions for the indemnification of Evergreen Distributor, Inc., the Registrant's principal underwriter, are contained in the Principal Underwriting Agreement between Evergreen Distributor, Inc. and the Registrant, contained herein.

Item 28.       Business or Other Connections of Investment Advisor.

          (a) For the information required by this item with respect to the Capital Management Group of First Union National Bank, see the section entitled "Management of the Fund - Investment Advisor" in Part A.

     The Directors and principal executive officers of First Union National Bank are:

Edward E. Crutchfield, Jr.         Chairman and Chief Executive Officer,
                                   First Union Corporation; Chief Executive
                                   Officer and Chairman, First Union National
                                   Bank

John R. Georgius                   Vice Chairman, First Union Corporation;
                                   Vice Chairman, First Union National Bank

Marion A. Cowell, Jr.              Executive Vice President, Secretary &
                                   General Counsel, First Union Corporation;
                                   Secretary and Executive Vice President,
                                   First Union National Bank

Robert T. Atwood                   Executive Vice President and Chief Financial
                                   Officer, First Union Corporation; Chief
                                   Financial Officer and Executive Vice
                                   President

     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

     The information required by this item with respect to Keystone Investment Management Company is incorporated by reference to the Form ADV (File No. 801-5436) of Keystone Investment Management Company

     The information required by this item with respect to AnalyticoTSA International, Inc. is incorporated by reference to the Form ADV (File No. 801-42427) of AnalyticoTSA
International, Inc.

Item 29.       Principal Underwriters.

     The Directors and principal executive officers of Evergreen Distributor, Inc. are:

Lynn C. Mangum                     Director, Chairman and Chief Executive
                                   Officer

J. David Huber                     President

Kevin J. Dell                      Vice President, General Counsel and Secretary

Mark J. Rybarczyk                  Senior Vice President

Dennis Sheehan                     Senior Vice President

     All of the above persons are located at the following address: Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019.

     Evergreen  Distributor,   Inc.  acts  as  principal  underwriter  for  each
registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Item 30.       Location of Accounts and Records.

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc., Evergreen Service Company and Keystone Investment Management Company, all located at 200 Berkeley Street, Boston, Massachusetts 02110

     First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

     Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

     AnalyticoTSA International, Inc., 25/28 Old Burlington Street, London W1X 1LB, England

     Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

Item 31.       Management Services.

     Not Applicable


Item 32.       Undertakings.

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, and State of Ohio, on the 30th day of June, 1998.

                                         EVERGREEN SELECT FIXED INCOME TRUST

                                         By: /s/ William J. Tomko
                                             -----------------------------
                                             Name: William J. Tomko
                                             Title: President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 8th day of June, 1998.

/s/William J. Tomko                      /s/ Laurence B. Ashkin            /s/ Charles A. Austin, III
-------------------------               -----------------------------     --------------------------------
William J. Tomko                         Laurence B. Ashkin*               Charles A. Austin III*
President amd Treasurer (Principal       Trustee                           Trustee
  Financial and Accounting Officer)

/s/ K. Dun Gifford                      /s/ James S. Howell               /s/ William Walt Pettit
----------------------------            ----------------------------      --------------------------------
K. Dun Gifford*                         James S. Howell*                  William Walt Pettit*
Trustee                                 Trustee                           Trustee

/s/Gerald M. McDonnell                  /s/ Thomas L. McVerry              /s/ Michael S. Scofield
-------------------------------         -----------------------------      --------------------------------
Gerald M. McDonell*                     Thomas L. McVerry*                 Michael S. Scofield*
Trustee                                 Trustee                            Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD
------------------------------          -------------------------------
David M. Richardson*                    Russell A. Salton, III MD*
Trustee                                 Trustee

/s/ Richard J. Shima                    /s/ Leroy Keith, Jr.
------------------------------          ------------------------------
Richard J. Shima*                        Leroy Keith, Jr.*
Trustee                                  Trustee


*By: /s/ Maureen E. Towle
-------------------------------
Maureen E. Towle
Attorney-in-Fact


     *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and incorporated by reference to Exhibit 19 to the Registrant's Post-Effective Amendment No. 2 filed on June 8, 1998.

                               INDEX TO EXHIBITS

Exhibit
Number         Exhibit
-------        -------

5(a)           Investment Advisory Agreement between the Registrant and First
               Union National Bank
5(b)           Investment Advisory Agreement between the
               Registrant and Keystone Investment Management Company
 6             Principal Underwriting Agreement between the Registrant and
               Evergreen Distributor, Inc.
8              Custodian Agreement between the Registrant and State Street Bank and Trust Company
9(a)           Administration Agreement between Evergreen Investment Services,
               Inc. and the Registrant
9(b)           Transfer Agent Agreement between the Registrant and Evergreen
               Service Company
11             Consent of KPMG Peat Marwick LLP
15             12b-1 Distribution Plan for the Institutional Service Shares
16(a)          Calculation of yield - Evergreen Select Adjustable Rate Fund/
               Institutional Shares
16(b)          Calculation of performance - Evergreen Select Adjustable Rate
               Fund/Institutional Shares
16(c)          Calculation of yield - Evergreen Select Adjustable Rate Fund/
               Institutional Service Shares
16(d)          Calculation of performance - Evergreen Select Adjustable Rate
               Fund/Institutional Service Shares
17(a)          Financial Data Schedules - Evergreen Select Adjustable Rate Fund/
               Institutional Shares
17(b)          Financial Data Schedule - Evergreen Select Adjustable Rate Fund/
               Institutional Service Shares